THE RBB FUND TRUST

Tweedy, Browne Insider + Value ETF

(the “Fund”)

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Supplement dated January 16, 2026 to the Prospectus and Statement of Additional Information (“SAI”) each dated December 31, 2025

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This supplement serves as notification of the following change:

At a recent meeting of the Board of Trustees (the “Board”) of The RBB Fund Trust, the Board approved certain changes as described below:

1.       New Expense Limitation Agreement for the Fund

Effective immediately, Tweedy, Browne Company LLC, the investment adviser to the Fund, has contractually agreed to reimburse expenses in order to limit Total Annual Fund Operating Expenses (including acquired fund fees and expenses, but excluding interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) to 0.80% of the Fund’s average daily net assets. This contractual limitation is in effect until December 31, 2027, and may not be terminated without the approval of the Board. All references in the Fund’s Prospectus and SAI are revised accordingly.

In addition, the “Fees and Expenses” table and “Example” in the section of the Prospectus entitled “SUMMARY SECTION – Tweedy, Browne Insider + Value ETF” of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.80%
Other Expenses	None
Acquired Fund Fees and Expenses(1)	0.09%
Total Annual Fund Operating Expenses	0.89%
Fee Waiver and/or Expense Reimbursement(2)	-0.09%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.80%

(1)	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including business development companies, closed-end funds, money market funds and exchange-traded funds.
(2)	The RBB Fund Trust (the “Trust”) and Tweedy, Browne Company LLC (the “Adviser”), have entered into an expense limitation agreement under which the Adviser has agreed to reimburse Fund expenses to the extent necessary so that the Fund’s total annual operating expenses (excluding interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) through the period ending December 31, 2027 do not exceed 0.80% of the Fund’s average daily net assets. The expense limitation agreement may not be terminated without the approval of the Board of Trustees of the Trust, and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fund’s operating expenses remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$275	$484	$1,088

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Please retain this supplement for your reference.